UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-03657

Deutsche DWS State Tax-Free Income Series

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2021

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

August 31, 2021
Annual Report
to Shareholders
DWS California Tax-Free Income Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
11	Performance Summary
14	Portfolio Summary
15	Investment Portfolio
26	Statement of Assets and Liabilities
28	Statement of Operations
29	Statements of Changes in Net Assets
30	Financial Highlights
34	Notes to Financial Statements
46	Report of Independent Registered Public Accounting Firm
48	Information About Your Fund’s Expenses
49	Tax Information
50	Advisory Agreement Board Considerations and Fee Evaluation
55	Board Members and Officers
60	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2	|	DWS California Tax-Free Income Fund

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds” ) and non-rated securities present greater risk of loss than investments in higher-quality securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. The market for municipal bonds may be less liquid than for taxable bonds and there may be less information available on the financial condition of issuers of municipal securities than for public corporations. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Although the Fund seeks income that is exempt from California and federal income taxes, a portion of the Fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
DWS California Tax-Free Income Fund	|	3

Letter to Shareholders
Dear Shareholder:
The economic outlook remains moderately positive overall, buoyed by good corporate earnings and continued support from central banks. While the U.S. and Asia are acting as growth engines, there is still some uncertainty whether the current momentum is sustainable.
Inflation has come back into focus sooner than expected as a result of the combination of the growth upswing, stimulus packages, expansive central banks, and, most recently, sharply rising oil prices. These circumstances may, to a great extent, prove to be a temporary phenomenon driven by one-time, pandemic-related effects. For example, the massive underutilization of productive capacity and labor in 2020 depressed prices last year. Normalization of commodity prices alone is providing a significant base effect. Together with pent-up demand for many goods, especially in services, this is likely to increase inflationary pressure this year, before it then subsides as economic activity returns to a more typical level.
Whether central banks will be able to leave interest rates at their current low levels is another critical question for the markets this year. Again, our CIO Office believes that government bond yields are likely to rise only temporarily this year.
The scope and pace of recovery is likely to remain uneven among regions, asset classes and investment sectors. We believe that this underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds.
Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,
Hepsen Uzcan President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.
4	|	DWS California Tax-Free Income Fund

Portfolio Management Review	(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.
DWS California Tax-Free Income Fund posted a return for the 12 months ended August 31, 2021 of 4.56%. This return compares to 3.40% for the Fund’s benchmark, the Bloomberg Municipal Bond Index and 2.83% for the Fund’s secondary benchmark, the Bloomberg California Exempt Municipal Index. The average fund in the Morningstar Muni California Long peer group returned 4.81% for the 12 months. For the same period, the broad taxable bond market returned –0.08%, as measured by the Bloomberg U.S. Aggregate Bond Index.
Investment Strategy
The Fund seeks a high level of current income that is exempt from California and federal taxes. Under normal circumstances, the Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities whose income is free from regular federal and California state income tax. The Fund can buy many types of municipal securities of all maturities. In making buy and sell decisions, portfolio management typically weighs a number of factors, including economic outlooks, possible interest rate movements, yield levels across varying maturities, characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market. Although portfolio management may adjust the Fund’s duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Municipal Bond Index, which is generally between five and nine years.
As the period opened, investor sentiment continued to be supported in the wake of the COVID-19 pandemic by extraordinary measures from policy makers. These included the Federal Reserve (Fed) maintaining its benchmark overnight lending rate at zero, providing emergency lending facilities and engaging in broad-based bond purchases. Investors were increasingly optimistic that plans to re-open the economy would limit the
DWS California Tax-Free Income Fund	|	5

magnitude of the coronavirus-driven downturn. Tax-free mutual fund investor flows were positive while municipal bond prices also benefited from manageable tax-free issuance.
As 2020 progressed, market sentiment was supported by improving economic data and optimism over a COVID-19 vaccine. November saw a source of uncertainty removed with clear outcome to the presidential election, followed shortly after by headlines around the emergency use authorization for a pair of COVID-19 vaccines.
The first quarter of 2021 saw longer-term U.S. Treasury yields move higher on rising inflation expectations and fears that the Fed would feel compelled to move forward the timetable for tightening policy. The AAA municipal yield curve steepened as the short end remained anchored and yields rose on longer maturities. Municipal credit sentiment was supported by congressional passage of a $1.9 trillion stimulus package with $350 billion earmarked for supporting state and local governments. In addition, municipals were boosted by speculation that tax rates would be raised for high earners and corporations to support a large infrastructure package. Against this backdrop, the pace of investor flows into municipal mutual funds approached all-time highs.
”  Municipal credit sentiment was supported by congressional passage of a $1.9 trillion stimulus package with $350 billion earmarked for supporting state and local governments.”
May saw a bout of market volatility in response to sharply rising inflation data. In addition, the Fed’s June “dot plot”  displaying Open Market Committee members’ expectations for the trajectory of fed funds indicated a modest bumping forward of the timetable for moving the benchmark overnight lending rate off zero. However, economic data suggested that growth over the second half of the year would not put undue upward pressure on inflation and interest rates, and investors appeared to become comfortable with the view that the acceleration in inflation had been largely driven by short-term supply-chain bottlenecks and was likely to be transitory. Credit sentiment remained firm against this backdrop, and the yields for longer maturity Treasuries trended lower into August.
6	|	DWS California Tax-Free Income Fund

For the full 12 months ended August 31, 2021, the yield curve for AAA-rated municipal bonds finished relatively unchanged. Specifically, the yield on two-year issues declined by 5 basis points from 0.16% to 0.11%, while the 10-year yield rose 11 basis points from 0.81% to 0.92%, and the 30-year fell 4 basis points from 1.56% to 1.52%. (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.) Within the municipal market, lower quality issues generally outperformed for the 12-month period.
Municipal Bond Yield Curve (as of 8/31/21 and 8/31/20)

Source: Refinitiv TM3
Chart is for illustrative purposes only and does not represent any DWS product.
Positive and Negative Contributors to Fund Performance
The Fund’s overall stance with respect to credit quality contributed to performance vs. both its primary and secondary benchmarks. Specifically, the Fund had overweight exposure to issues in the BBB and below investment grade quality range and was underweight issues in the AAA and AA quality range, boosting return relative to the benchmark as lower rated issues outperformed. In sector terms, contributors included overweights to charter schools, housing, tobacco and airports.
We have viewed prices for municipals inside the 10-year maturity range as somewhat expensive given the focus on this segment from retail buyers. As a result, we maintained a tilt toward issues in the 20- to 30-year maturity range. This positioning added to performance vs. the benchmark on the basis of the incremental income it provided.
DWS California Tax-Free Income Fund	|	7

In an effort to maintain portfolio duration and corresponding interest rate sensitivity in line with the Fund’s peer group, the Fund had a slightly above benchmark stance with respect to duration, which detracted modestly.
Outlook and Positioning
At the end of the period, municipal yields were at very low levels by historical standards. As of August 31, 2021, the 2-year municipal bond yield of 0.11% was 52.4% of the comparable-maturity U.S. Treasury bond yield before taking into account the tax advantage of municipals. The 10-year municipal bond yield of 0.92% was 70.2% of the comparable-maturity U.S. Treasury bond yield, while the 30-year municipal yield of 1.52% was 78.8% of the comparable U.S. Treasury yield. As the municipal yield curve between 10 and 30 years is flat on a historical basis, we have been focusing new purchases in the 10-year range. While the Fund’s duration is longer than the benchmark, it is neutral relative to the Fund’s peer group.
The broad municipal market remains well supported by accommodative monetary and fiscal policy as well as the potential for higher tax rates. We continue to be vigilant in our credit evaluation of lower quality issues, particularly in the BBB and below range.
California is the nation’s most populous state with the world’s fifth largest economy, accounting for 12% of the U.S. population and 15% of U.S. Gross Domestic Product in 2020. Just a decade ago, California’s debt was rated BBB, but over the course of the economic expansion the state focused on building up reserves, paying down debt, and implementing constructive legislative budgetary procedures. The state is now rated Aa2 Moody’s/AA– S&P/AA Fitch, with a positive outlook by S&P.
Going into the pandemic and recent recession, California was well-positioned with a strong economy as well as a Rainy Day Fund balance and debt burden that had improved to closer to the average level for U.S. states. Amidst the pandemic, the state’s credit profile has strengthened tremendously, driven by unexpected strength in personal income tax revenue, further bolstered by a massive influx of cash from the federal COVID-19 relief bill in 2021. California went from forecasting a $54 billion deficit for fiscal 2021 (ended 6/30) to finishing the year with a $71 billion surplus. The state is notably reliant on personal income tax revenue — at roughly 70% of revenue, with nearly 50% coming from the
8	|	DWS California Tax-Free Income Fund

top 1% of earners — and its top personal income tax rate of 13.3% is the highest of any state. Stock market gains have translated into healthy capital gains revenue. California now projects out structural budgetary balance, even when adjusting out federal aid and assuming that currently high capital gains tax revenue reverts to historically lower levels. Additionally, the state plans to continue to use this excess revenue to build its reserves, an important buffer for a potential future stock market downturn.
While the state’s fiscal outlook is quite sunny, the pandemic has highlighted growing disparities in the state to the detriment of its low income population and small businesses. The state’s social challenges, which include wealth inequality, a high rate of homelessness, and migration changes, will need to be addressed over the long-term, and are compounded by climate risk. These issues have catalyzed a domestic outmigration trend, as lower and middle income residents flee to lower-cost states. However, the state sees a continued growth in its higher income population, which supports continuing revenue strength, as noted above.
California’s massive and diverse economy, its commitment to budgetary balance, and its focus on balance sheet management all reinforce a more stable and sustainable credit profile, which should support the state as it navigates the social and climate challenges of today and tomorrow.
Portfolio Management Team
Ashton P. Goodfield, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund through September 30, 2021. Began managing the Fund in 2014.
—
Joined DWS in 1986.
—
Head of Municipal Bond Department; Portfolio Manager, Municipal Bond Mutual Funds: Boston.
—
BA, Duke University.
Michael J. Generazo, Senior Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2010.
—
Joined DWS in 1999.
—
BS, Bryant College; MBA, Suffolk University.
Matthew J. Caggiano, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 1999.
—
Joined DWS in 1989.
—
Effective October 1, 2021, Co-Head of Municipal Bond Department.
—
BS, Pennsylvania State University; MS, Boston College.
DWS California Tax-Free Income Fund	|	9

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The Bloomberg Municipal Bond Index (name changed from Bloomberg Barclays Municipal Bond Index, effective August 24, 2021) covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.
The Bloomberg U.S. Aggregate Bond Index (name changed from Bloomberg Barclays U.S. Aggregate Bond Index, effective August 24, 2021) is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset- backed securities with average maturities of one year or more.
The Bloomberg California Exempt Municipal Bond Index (name changed from Bloomberg Barclays California Exempt Municipal Bond Index, effective August 24, 2021) includes investment-grade, tax-exempt and fixed-rate bonds issued in the state of California; all securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
The Morningstar Muni California Long category consists of funds that have at least 80 percent of assets invested in municipal bonds from the state of California.
Morningstar, Inc. rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.
Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.
Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.
The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.
Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.
10	|	DWS California Tax-Free Income Fund

Performance Summary	August 31, 2021 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/21
Unadjusted for Sales Charge	4.56%	2.64%	4.17%
Adjusted for the Maximum Sales Charge (max 2.75% load)	1.68%	2.07%	3.88%
Bloomberg Municipal Bond Index†	3.40%	3.30%	4.05%
Bloomberg California Exempt Municipal Bond Index††	2.83%	3.17%	4.35%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/21
Unadjusted for Sales Charge	3.79%	1.90%	3.38%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	3.79%	1.90%	3.38%
Bloomberg Municipal Bond Index†	3.40%	3.30%	4.05%
Bloomberg California Exempt Municipal Bond Index††	2.83%	3.17%	4.35%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/21
No Sales Charges	4.68%	2.90%	4.41%
Bloomberg Municipal Bond Index†	3.40%	3.30%	4.05%
Bloomberg California Exempt Municipal Bond Index††	2.83%	3.17%	4.35%
Institutional Class	Life of Class*
Average Annual Total Returns as of 8/31/21
No Sales Charges	2.99%
Bloomberg Municipal Bond Index†	2.14%
Bloomberg California Exempt Municipal Bond Index††	1.58%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2020 are 0.87%, 1.64%, 0.73% and 0.67% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
DWS California Tax-Free Income Fund	|	11

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
A portion of the Fund’s distributions may be subject to federal, state and local tax and the alternative minimum tax.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended August 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Institutional Class shares commenced operations on December 1, 2020.
†	Bloomberg Municipal Bond Index (name changed from Bloomberg Barclays Municipal Bond Index, effective August 24, 2021) covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.
††	The Bloomberg California Exempt Municipal Bond Index (name changed from Bloomberg Barclays California Exempt Municipal Bond Index, effective August 24, 2021) includes investment-grade, tax-exempt and fixed-rate bonds issued in the state of California; all securities have long-term maturities (greater than two years) and are selected from issues larger than $50 million.
Effective July 1, 2021, the Fund adopted the Bloomberg California Exempt Municipal Bond Index (“Index” ) as a comparative secondary benchmark. The Advisor believes that the Index reasonably represents the Fund’s investment objective and strategies.
12	|	DWS California Tax-Free Income Fund

	Class A	Class C	Class S	Institutional Class
Net Asset Value
8/31/21	$ 7.65	$ 7.60	$ 7.63	$ 7.63
12/1/20 (commencement of operations of Institutional Class)	$ —	$ —	$ —	$ 7.62
8/31/20	$ 7.56	$ 7.51	$ 7.55	$ —
Distribution Information as of 8/31/21
Income Dividends, Twelve Months	$ .18	$ .13	$ .20	$ .15*
Capital Gain Distributions	$ .0651	$ .0651	$ .0651	$ .0651
August Income Dividend	$ .0147	$ .0097	$ .0163	$ .0164
SEC 30-day Yield‡	.60%	–.12%	.87%	.87%
Tax Equivalent Yield‡	1.28%	–.12%	1.86%	1.86%
Current Annualized Distribution Rate‡	2.26%	1.50%	2.52%	2.53%
*	For the period from December 1, 2020 (commencement of operations of Institutional Class) through August 31, 2021.
‡	The SEC yield is net investment income per share earned over the month ended August 31, 2021, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 0.55%, 0.71% and 0.59% for Class A, S and Institutional Class shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund’s yield and a marginal income tax rate of 53.1% (combined California state and federal income tax rate). The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on August 31, 2021. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.21%, 2.36% and 2.25% for Class A, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
DWS California Tax-Free Income Fund	|	13

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Variable Rate Demand Notes)	8/31/21	8/31/20
Revenue Bonds	76%	71%
General Obligation Bonds	10%	17%
Escrow to Maturity/Prerefunded Bonds	8%	7%
Lease Obligations	6%	5%
Other	0%	—
	100%	100%
Quality (As a % of Investment Portfolio)	8/31/21	8/31/20
AAA	4%	4%
AA	52%	54%
A	18%	19%
BBB	12%	11%
BB	2%	4%
Not Rated	12%	8%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s” ), Fitch Ratings, Inc. (“Fitch” ) or S&P Global Ratings (“S&P” ) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Interest Rate Sensitivity	8/31/21	8/31/20
Effective Maturity	6.2 years	6.5 years
Modified Duration	5.3 years	5.2 years
Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Modified duration is an approximate measure of a fund’s sensitivity to movements in interest rates based on the current interest rate environment.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 60 for contact information.
14	|	DWS California Tax-Free Income Fund

Investment Portfolio	as of August 31, 2021
	Principal Amount ($)	Value ($)
Municipal Bonds and Notes 99.8%
California 96.6%
Anaheim, CA, Other General Obligation Lease, Public Financing Authority, Public Improvements Project, Series A, 6.0%, 9/1/2024, INS: AGMC	2,455,000	2,663,593
Big Bear Lake, CA, Water Revenue, 6.0%, 4/1/2022, INS: NATL	2,275,000	2,350,972
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area, Series S-7, 4.0%, 4/1/2033	1,000,000	1,170,685
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area, Subordinate Toll Bridge:
Series S-7, 4.0%, 4/1/2035	5,000,000	5,832,973
Series S-7, 4.0%, 4/1/2037	6,500,000	7,548,835
California, Coast Community College District, Election of 2012:
Series D, 5.0%, 8/1/2032	7,000,000	8,722,256
Series A, Prerefunded, 5.0%, 8/1/2038	8,500,000	9,294,445
California, Community Housing Agency, Essential Housing Revenue, Series A, 144A, 5.0%, 8/1/2050	3,000,000	3,486,550
California, Community Housing Agency, Essential Housing Revenue, Fountains at Emerald Park, Series A-2, 144A, 4.0%, 8/1/2046	2,500,000	2,774,093
California, Community Housing Agency, Essential Housing Revenue, Verdant at Green Valley Project, Series A, 144A, 5.0%, 8/1/2049	4,000,000	4,599,251
California, County Tobacco Securitization Agency, Tobacco Settlement Revenue:
Series B-2, Zero Coupon, 6/1/2055	13,415,000	3,597,216
Series B-1, 5.0%, 6/1/2049	1,000,000	1,244,393
California, County Tobacco Securitization Agency, Tobacco Settlement Revenue, Merced County Tobacco Funding Corp., Series B, 5.0%, 6/1/2050	1,935,000	2,325,034
California, CSCDA Community Improvement Authority, Essential Housing Revenue, Series A, 144A, 5.0%, 7/1/2051	4,000,000	4,676,564
California, Educational Facilities Authority Revenue, Stanford University, Series V-1, 5.0%, 5/1/2049	3,000,000	4,682,563
California, EL Dorado Irrigation District Revenue, Series C, Prerefunded, 5.0%, 3/1/2032	2,750,000	3,315,984
California, Etiwanda School District, Election of 2016, Series A, 4.0%, 8/1/2049	2,500,000	2,885,445
The accompanying notes are an integral part of the financial statements.
DWS California Tax-Free Income Fund	|	15

	Principal Amount ($)	Value ($)
California, Federal Home Loan Mortgage Corp., Multi-Family Variable Rate Certificates:
Series M-054, “A” , 2.35%, 12/15/2035	9,585,000	10,067,733
Series M-049, 3.05%, 4/15/2034	2,460,000	2,716,937
Series M-050, “A” , 3.35%, 11/25/2033, GTY: Freddie Mac	2,988,634	3,405,342
California, Folsom Ranch Financing Authority, Special Tax Revenue, Community Facility District No. 20, 5.0%, 9/1/2048	1,000,000	1,147,103
California, Foothill-Eastern Transportation Corridor Agency, Toll Road Revenue:
Series B-2, 3.5%, 1/15/2053	1,070,000	1,183,813
Series A, 4.0%, 1/15/2046	12,780,000	14,876,265
California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue:
Series A, 5.0%, 6/1/2040	2,245,000	2,588,340
Series A, Prerefunded, 5.0%, 6/1/2040	2,755,000	3,233,737
Series A-1, 5.0%, 6/1/2047	550,000	568,332
Series A-2, 5.0%, 6/1/2047	8,825,000	9,119,124
California, Grossmont-Cuyamaca Community College District, Election of 2012, Series A, Prerefunded, 5.25%, 8/1/2033	7,425,000	8,146,915
California, Health Facilities Financing Authority Revenue, Commonspirit Health, Series A, 4.0%, 4/1/2038	500,000	598,010
California, Health Facilities Financing Authority Revenue, PIH Health, Series A, 4.0%, 6/1/2050	7,000,000	8,165,641
California, Housing Finance Agency, Municipal Certificates:
“A", Series 2021-1, 3.5%, 11/20/2035	2,982,243	3,533,776
Series A-2, 4.0%, 3/20/2033	1,948,777	2,328,257
Series A, 4.25%, 1/15/2035	2,157,858	2,660,085
California, Lancaster Financing Authority, Measure M & R STR Import Project:
4.0%, 6/1/2044	1,755,000	2,032,252
4.0%, 6/1/2049	4,455,000	5,128,858
California, Mount San Antonio Community College District, Election of 2008, Series 2013A, Prerefunded, 5.0%, 8/1/2034	3,000,000	3,280,392
California, Mount San Antonio Community College District, Election of 2018, Series A, 4.0%, 8/1/2049	3,725,000	4,407,829
California, M-S-R Energy Authority, Series A, 7.0%, 11/1/2034, GTY: Citigroup Global Markets	6,820,000	10,728,725
California, Public Finance Authority Revenue, Henry Mayo Newhall Hospital:
5.0%, 10/15/2037	740,000	876,457
5.0%, 10/15/2047	2,650,000	3,107,127
The accompanying notes are an integral part of the financial statements.
16	|	DWS California Tax-Free Income Fund

	Principal Amount ($)	Value ($)
California, Public Finance Authority Revenue, Sharp Healthcare Obligated Group:
Series B, 0.01% (a), 9/1/2021, LOC: Barclays Bank PLC	1,130,000	1,130,000
Series C, 0.01% (a), 9/1/2021, LOC: Barclays Bank PLC	3,195,000	3,195,000
California, Public Finance Authority, Educational Facilities Revenue, Trinity Classical Academy:
Series A, 144A, 5.0%, 7/1/2044	375,000	399,199
Series A, 144A, 5.0%, 7/1/2054	1,000,000	1,054,990
California, River Islands Public Financing Authority, Special Tax, Community Facilities District No. 2019-1, Phase 2 Public Improvements:
3.875%, 9/1/2049	1,310,000	1,415,779
4.0%, 9/1/2046	2,450,000	2,700,613
4.0%, 9/1/2051	1,000,000	1,118,859
California, San Mateo Foster City, Public Financing Authority, Street & Food Control Project, Series A, 4.0%, 5/1/2048	3,250,000	3,802,026
California, School Finance Authority, School Facilities Revenue, Green Dot Public Schools Obligated Group:
Series A, 144A, 5.0%, 8/1/2038	1,000,000	1,202,016
Series A, 144A, 5.0%, 8/1/2048	1,750,000	2,067,819
California, School Finance Authority, School Facility Revenue, KIPP LA Project, Series A, 144A, 5.0%, 7/1/2047	2,915,000	3,406,584
California, South Bayside Waste Management Authority, Solid Waste Enterprise Revenue:
Series A, 5.0%, 9/1/2040, INS: AGMC	630,000	787,098
Series A, 5.0%, 9/1/2042, INS: AGMC	1,300,000	1,616,698
California, State Department of Veterans Affairs, Home Purchase Revenue, Series A, 3.0%, 12/1/2050	4,450,000	4,856,061
California, State Educational Facilities Authority Revenue, Series A, 5.0%, 12/1/2044	8,765,000	10,605,881
California, State Enterprise Development Authority, Student Housing Revenue, Series A, 5.0%, 8/1/2055	1,175,000	1,445,305
California, State General Obligation, 5.25%, 4/1/2035	8,000,000	8,234,531
California, State General Obligation, Various Purposes:
5.0%, 9/1/2031(b)	700,000	965,728
Prerefunded, 5.25%, 9/1/2030	5,000,000	5,000,000
5.25%, 10/1/2032	10,000,000	10,040,899
California, State Health Facilities Financing Authority Revenue:
5.0%, 9/1/2043	2,665,000	3,228,098
5.0%, 9/1/2048	4,850,000	5,838,497
The accompanying notes are an integral part of the financial statements.
DWS California Tax-Free Income Fund	|	17

	Principal Amount ($)	Value ($)
California, State Health Facilities Financing Authority Revenue, Adventist Health System, Series B, 0.01% (a), 9/1/2021, LOC: U.S. Bank N.A.	950,000	950,000
California, State Health Facilities Financing Authority Revenue, Kaiser Permanente, Series A-2, 4.0%, 11/1/2051	1,750,000	2,012,147
California, State Health Facilities Financing Authority Revenue, Kaiser Permanente Health Plan, Inc.:
Series A-2, 4.0%, 11/1/2044	6,000,000	6,973,738
Series A-2, 5.0%, 11/1/2047	1,590,000	2,406,822
California, State Health Facilities Financing Authority Revenue, Lucile Salter Packard Children’s Hospital, Series A, 5.0%, 8/15/2043	3,480,000	3,932,945
California, State Municipal Finance Authority Revenue, Barlow Respiratory Hospital, Series A, 4.0%, 9/1/2050	4,000,000	4,601,593
California, State Municipal Finance Authority Revenue, Emerson College, Series B, 5.0%, 1/1/2035	1,500,000	1,818,563
California, State Municipal Finance Authority Revenue, LAX Integrated Express Solutions LLC, LINXS Apartment Project:
Series A, AMT, 5.0%, 12/31/2033	3,000,000	3,701,912
Series A, AMT, 5.0%, 12/31/2038	2,110,000	2,585,814
Series A, AMT, 5.0%, 12/31/2047	1,200,000	1,453,570
California, State Municipal Finance Authority Revenue, NorthBay Healthcare, Series A, 5.25%, 11/1/2047	1,065,000	1,239,230
California, State Municipal Finance Authority Revenue, Student Housing Revenue LLC, Orchard Park Student Housing Project, 4.0%, 5/15/2046, INS: Build America Mutual	1,750,000	2,069,899
California, State Municipal Finance Authority, Charter School Revenue, Palmdale Aeroscope Academy Project:
Series A, 144A, 5.0%, 7/1/2038	2,050,000	2,433,574
Series A, 144A, 5.0%, 7/1/2049	1,500,000	1,759,780
California, State Pollution Control Financing Authority, Water Furnishing Revenue, San Diego County Water Authority, Desalination Project Pipeline:
144A, 5.0%, 7/1/2039	1,000,000	1,224,200
144A, 5.0%, 11/21/2045	1,000,000	1,208,889
California, State Public Finance Authority, Senior Living Revenue, ENSO Village Project, Series A, 144A, 5.0%, 11/15/2056	1,000,000	1,159,302
California, State Public Works Board, Lease Revenue, Series A, 5.0%, 8/1/2033(b)	1,250,000	1,641,880
California, State School Finance Authority, Charter School Revenue, Bright Star Schools Obligated Group:
144A, 5.0%, 6/1/2047	1,000,000	1,135,892
The accompanying notes are an integral part of the financial statements.
18	|	DWS California Tax-Free Income Fund

	Principal Amount ($)	Value ($)
144A, 5.0%, 6/1/2054	1,000,000	1,131,881
California, State School Finance Authority, Charter School Revenue, Teaching Public Schools:
Series A, 144A, 5.0%, 6/1/2049	875,000	953,879
Series A, 144A, 5.0%, 6/1/2058	2,400,000	2,605,922
California, State School Finance Authority, Educational Facilities Revenue, New Designs Charter School Adams Campus Project:
Series A, 144A, 5.0%, 6/1/2040	750,000	852,350
Series A, 144A, 5.0%, 6/1/2050	1,060,000	1,191,943
California, State University Revenue, Series C, 4.0%, 11/1/2051	6,000,000	7,149,283
California, Statewide Communities Development Authority Revenue, Emanate Health:
Series A, 4.0%, 4/1/2040	650,000	769,183
Series A, 4.0%, 4/1/2045	2,000,000	2,338,153
California, Statewide Communities Development Authority Revenue, Front Porch Communities & Services:
Series A, 4.0%, 4/1/2046(b)	1,780,000	2,095,975
Series A, 5.0%, 4/1/2047	1,250,000	1,490,173
California, Statewide Communities Development Authority Revenue, Huntington Memorial Hospital Project, 5.0%, 7/1/2043	1,140,000	1,386,084
California, Statewide Communities Development Authority Revenue, John Muir Health, Series A, 5.0%, 12/1/2053	4,345,000	5,271,546
California, Statewide Communities Development Authority Revenue, Loma Linda University Medical Center:
Series A, 5.25%, 12/1/2044	4,000,000	4,531,400
Series A, 144A, 5.25%, 12/1/2056	1,000,000	1,124,704
California, Sunnyvale Financing Authority, Lease Revenue, 4.0%, 4/1/2050	3,500,000	4,090,731
California, Tobacco Securitization Authority of Northern California, Tobacco Settlement Revenue, Series B-2, Zero Coupon, 6/1/2060	6,000,000	1,511,510
California, Tobacco Securitization Authority, Tobacco Settlement Revenue, San Diego County Tobacco Asset Securitization Corp., Series A, 5.0%, 6/1/2048	2,800,000	3,525,339
California, West Contra Costa Unified School District, Election of 2012, Series A, Prerefunded, 5.5%, 8/1/2039	10,000,000	11,020,030
Carlsbad, CA, Unified School District, Series A, 4.0%, 5/1/2031	1,500,000	1,767,126
Contra Costa County, CA, GNMA Mortgage-Backed Securities Program, AMT, ETM, 7.75%, 5/1/2022, INS: GNMA COLL	330,000	340,309
Cupertino, CA, Union School District, Election of 2012, Series B, Prerefunded, 5.0%, 8/1/2034	1,000,000	1,141,276
The accompanying notes are an integral part of the financial statements.
DWS California Tax-Free Income Fund	|	19

	Principal Amount ($)	Value ($)
Dry Creek, CA, School District General Obligation, Joint Elementary School District, Series A, Zero Coupon, 5/1/2022, INS: AGMC	1,385,000	1,380,734
East Bay, CA, Municipal Utility District, Wastewater Systems Revenue, Series C, 5.0%, 6/1/2044	5,000,000	5,607,603
El Dorado, CA, Irrigation District Certificate of Participation, Series A, 4.0%, 3/1/2045	2,000,000	2,355,782
Fontana, CA, Special Tax, The Meadows:
4.0%, 9/1/2040	625,000	711,387
4.0%, 9/1/2045	750,000	847,520
4.0%, 9/1/2050	900,000	1,014,104
Garden Grove, CA, Unified School District, Election of 2010, Series C, Prerefunded, 5.25%, 8/1/2037	2,500,000	2,745,606
Inglewood, CA, Redevelopment Agency Successor Tax Allocation, Merged Redevelopment Project, Series A, 5.0%, 5/1/2032, INS: Build America Mutual	1,000,000	1,219,756
Irvine, CA, Improvement Bond Act 1915, 5.0%, 9/2/2044	2,500,000	3,149,708
Irvine, CA, Special Tax, Community Facilities District No. 2013-3, Improvement Area No. 8, 5.0%, 9/1/2051, INS: AGMC	1,200,000	1,423,631
Irvine, CA, Unified School District Special Tax, Community Facilities District No. 09:
Series B, 5.0%, 9/1/2042	700,000	839,668
Series C, 5.0%, 9/1/2047	1,000,000	1,191,944
Series D, 5.0%, 9/1/2049	750,000	890,008
Series B, 5.0%, 9/1/2051	1,000,000	1,184,240
Series A, 5.0%, 9/1/2056, INS: Build America Mutual	5,000,000	6,057,454
Long Beach, CA, Community College District, Series C, 4.0%, 8/1/2049	1,900,000	2,201,158
Long Beach, CA, Harbor Revenue, Series D, 5.0%, 5/15/2039	1,435,000	1,656,112
Los Angeles, CA, Department of Airports Revenue:
Series B, AMT, 5.0%, 5/15/2029	3,450,000	4,360,908
Series B, AMT, 5.0%, 5/15/2030	2,285,000	2,878,339
Series C, AMT, 5.0%, 5/15/2030	1,090,000	1,363,732
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport:
Series B, AMT, 5.0%, 5/15/2034	3,335,000	3,976,372
Series B, AMT, 5.0%, 5/15/2035	750,000	893,847
Series B, AMT, 5.0%, 5/15/2036	1,200,000	1,427,389
Los Angeles, CA, Department of Water & Power Revenue, Power System:
Series B, 5.0%, 7/1/2033	5,740,000	7,004,869
Series B, 5.0%, 7/1/2043	1,250,000	1,378,847
The accompanying notes are an integral part of the financial statements.
20	|	DWS California Tax-Free Income Fund

	Principal Amount ($)	Value ($)
Los Angeles, CA, Harbor Department, Series A, AMT, 5.0%, 8/1/2044	10,000,000	11,110,583
Oceanside, CA, Water Revenue, Series A, 4.0%, 5/1/2051	5,930,000	6,982,311
Orange County, CA, Community Facilities District No. 2016-1, Esencia Village, Series A, 5.0%, 8/15/2041	6,545,000	7,556,430
Rio Vista, CA, Community Facilities District, Special Tax, Series 2018-1, 5.0%, 9/1/2048	1,000,000	1,147,103
Riverside County, CA, Transportation Commission Toll Revenue Senior Lien, Series A, 5.75%, 6/1/2048	5,000,000	5,392,265
Sacramento County, CA, Airport Systems Revenue:
Series C, AMT, 5.0%, 7/1/2029	2,000,000	2,520,581
Series C, AMT, 5.0%, 7/1/2032	4,985,000	6,187,999
Sacramento County, CA, Sanitation Districts Financing Authority Revenue, Series A, 5.0%, 12/1/2044	7,465,000	8,346,032
Sacramento County, CA, Special Tax, Community Facilities District No. 2004-1, McClellan Park:
5.0%, 9/1/2035	2,335,000	2,782,920
5.0%, 9/1/2040	2,665,000	3,145,293
San Bernardino, CA, Community College District, Election of 2018, Series A, Prerefunded, 4.0%, 8/1/2049	6,500,000	7,820,602
San Diego County, CA, Regional Airport Authority Revenue, Series B, AMT, 4.0%, 7/1/2044	1,000,000	1,148,540
San Diego, CA, Public Facilities Financing Authority, Water Revenue, Series A, 4.0%, 8/1/2045	5,000,000	5,966,150
San Diego, CA, Unified School District, Election 2012, Series I, 4.0%, 7/1/2037	2,370,000	2,758,821
San Francisco City & County, CA, Airports Commission, International Airport Revenue, Series A, AMT, 5.5%, 5/1/2028	6,000,000	6,501,530
San Francisco City & County, CA, Airports Commission, International Airport Revenue, Special Facility Lease- SFO Fuel Co. LLC, Series A, AMT, 5.0%, 1/1/2047	2,000,000	2,434,919
San Francisco City & County, CA, Redevelopment Agency, Mission Bay South Redevelopment Project, Series A, 5.0%, 8/1/2043	2,100,000	2,350,577
San Francisco City & County, CA, Redevelopment Agency, Successor Agency Tax, Mission Bay North Redevelopment Project, Series A, 5.0%, 8/1/2041, INS: NATL	2,605,000	3,079,988
San Francisco City & County, CA, Redevelopment Agency, Successor Agency Tax, Transbay Infrastructure Projects, Series B, 5.0%, 8/1/2046, INS: AGMC	7,000,000	8,511,767
San Francisco City & County, CA, Special Tax District No. 2020-1, Mission Rock Facilities & Services, Series A, 144A, 4.0%, 9/1/2051	500,000	572,340
San Francisco, CA, Bay Area Rapid Transit District:
4.0%, 7/1/2034	2,500,000	2,868,308
The accompanying notes are an integral part of the financial statements.
DWS California Tax-Free Income Fund	|	21

	Principal Amount ($)	Value ($)
Series A, 4.0%, 7/1/2039	1,725,000	2,001,918
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Series A, AMT, 5.0%, 5/1/2049	3,705,000	4,549,664
San Joaquin County, CA, Lodi Unified School District, General Obligation:
Series 2020, 4.0%, 8/1/2036	1,250,000	1,462,632
Series 2020, 4.0%, 8/1/2037	500,000	583,792
Series 2020, 4.0%, 8/1/2038	1,000,000	1,165,523
Series 2020, 4.0%, 8/1/2039	1,250,000	1,454,221
Series 2020, 4.0%, 8/1/2040	1,860,000	2,160,509
San Jose, CA, Airport Revenue:
Series A, AMT, 5.0%, 3/1/2041	3,000,000	3,586,963
Series A, AMT, 5.0%, 3/1/2047	12,500,000	14,911,164
San Luis Obispo County, CA, Financing Authority Revenue:
Series A, 5.0%, 9/1/2033, INS: Build America Mutual	3,625,000	4,253,564
Series A, 5.0%, 9/1/2034, INS: Build America Mutual	2,205,000	2,583,524
San Marcos, CA, School Financing Authority Lease Revenue:
5.0%, 8/15/2034, INS: AGMC	850,000	1,030,468
5.0%, 8/15/2035, INS: AGMC	700,000	847,517
5.0%, 8/15/2036, INS: AGMC	1,100,000	1,329,757
5.0%, 8/15/2037, INS: AGMC	1,400,000	1,688,828
Santa Ana, CA, Financing Authority, Police Administration & Holding Facility:
Series A, 6.25%, 7/1/2024, INS: NATL	635,000	705,197
Series A, ETM, 6.25%, 7/1/2024, INS: NATL	635,000	704,614
Santa Barbara County, CA, Solid Waste System Revenue, Certificates of Participation:
Series B, AMT, 5.0%, 12/1/2036	7,000,000	8,672,124
Series B, AMT, 5.0%, 12/1/2038	4,950,000	6,104,383
Santa Cruz County, CA, County General Obligation Lease, Capital Facilities Project:
5.65%, 9/1/2024, INS: NATL	1,445,000	1,681,508
5.65%, 9/1/2025, INS: NATL	1,520,000	1,844,019
5.65%, 9/1/2026, INS: NATL	1,605,000	2,018,752
Santa Monica, CA, Redevelopment Agency Tax Allocation, Earthquake Recovery Redevelopment, 5.875%, 7/1/2036	2,125,000	2,146,165
Southern California, Public Power Authority Revenue, APEX Power Project:
Series A, 5.0%, 7/1/2036	1,960,000	2,200,929
Series A, 5.0%, 7/1/2038	2,750,000	3,083,907
The accompanying notes are an integral part of the financial statements.
22	|	DWS California Tax-Free Income Fund

	Principal Amount ($)	Value ($)
Southern California, Public Power Authority, Magnolia Power Project, Series A-20, 0.01% (a), 9/1/2021, LOC: U.S. Bank N.A.	200,000	200,000
Stockton, CA, Public Financing Authority, Water Revenue, Green Bond:
Series A, 5.0%, 10/1/2034, INS: Build America Mutual	750,000	943,612
Series A, 5.0%, 10/1/2035, INS: Build America Mutual	1,500,000	1,884,325
Tahoe Truckee, CA, School District General Obligation, Unified School District Capital Improvement, Series A, Zero Coupon, 8/1/2022, INS: NATL	3,600,000	3,593,165
Transbay Joint Powers Authority, CA, Senior Tax Allocate Bonds:
Series A, 5.0%, 10/1/2040	1,000,000	1,274,812
Series A, 5.0%, 10/1/2045	3,195,000	4,025,043
Series A, 5.0%, 10/1/2049	2,745,000	3,445,053
Tulare, CA, Water Revenue, 4.0%, 12/1/2049, INS: AGMC	1,550,000	1,749,478
University of California, State Revenues:
Series O, 4.0%, 5/15/2029	835,000	1,009,169
Series O, 4.0%, 5/15/2030	1,000,000	1,200,711
Series O, 4.0%, 5/15/2031	665,000	792,491
Series K, 4.0%, 5/15/2036	3,625,000	4,123,721
Series AV, 5.0%, 5/15/2032	4,325,000	5,379,002
Series AV, 5.0%, 5/15/2034	1,000,000	1,240,451
Vacaville, CA, Unified School District, Series D, 4.0%, 8/1/2045	2,500,000	2,893,168
Victor Valley, CA, Community College District, Election of 2008, Series D, 4.0%, 8/1/2050	3,000,000	3,437,227
West Hollywood, CA, Public Financing Authority, Series A, 4.0%, 4/1/2046	8,500,000	9,984,026
Yuba, CA, Community College District, Series A, 4.0%, 8/1/2033	6,915,000	7,969,714
		634,644,717
Guam 0.8%
Guam, Government Waterworks Authority, Water & Wastewater System Revenue:
5.0%, 7/1/2040	1,045,000	1,213,274
Series A, 5.0%, 1/1/2050	360,000	441,383
Guam, Port Authority Revenue, Series A, 5.0%, 7/1/2048	505,000	593,578
Guam, Power Authority Revenue:
Series A, 5.0%, 10/1/2037	1,050,000	1,218,519
Series A, 5.0%, 10/1/2038	960,000	1,112,118
Series A, 5.0%, 10/1/2040	665,000	767,768
		5,346,640
The accompanying notes are an integral part of the financial statements.
DWS California Tax-Free Income Fund	|	23

	Principal Amount ($)	Value ($)
Puerto Rico 1.8%
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A-1, Zero Coupon, 7/1/2046	25,011,000	8,357,143
Series A-1, 4.75%, 7/1/2053	1,545,000	1,768,101
Series A-1, 5.0%, 7/1/2058	1,487,000	1,721,736
		11,846,980
Other 0.6%
Freddie Mac Multi-Family, 144A, 1.896%, 11/25/2037, GTY: Freddie Mac	1,165,829	1,189,472
Freddie Mac Multi-Family ML Certificates, “A-CA” , Series 2021-ML10, 2.046%, 6/25/2038	2,446,792	2,546,675
		3,736,147
Total Municipal Bonds and Notes (Cost $603,576,891)		655,574,484
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $603,576,891)	99.8	655,574,484
Other Assets and Liabilities, Net	0.2	1,416,676
Net Assets	100.0	656,991,160
(a)	Variable rate demand notes are securities whose interest rates are reset periodically (usually daily mode or weekly mode) by remarketing agents based on current market levels, and are not directly set as a fixed spread to a reference rate. These securities may be redeemed at par by the holder at any time, and are shown at their current rates as of August 31, 2021. Date shown reflects the earlier of demand date or stated maturity date.
(b)	When-issued security.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
AGMC: Assured Guaranty Municipal Corp.
AMT: Subject to alternative minimum tax.
ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.
GNMA: Government National Mortgage Association
GTY: Guaranty Agreement
INS: Insured
LOC: Letter of Credit
NATL: National Public Finance Guarantee Corp.
Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.
The accompanying notes are an integral part of the financial statements.
24	|	DWS California Tax-Free Income Fund

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of August 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Municipal Bonds and Notes (a)	$—	$655,574,484	$—	$655,574,484
Total	$ —	$655,574,484	$ —	$655,574,484
(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.
DWS California Tax-Free Income Fund	|	25

Statement of Assets and Liabilities
as of August 31, 2021

Assets
Investment in securities, at value (cost $603,576,891)	$ 655,574,484
Cash	44,036
Receivable for investments sold	695,000
Receivable for Fund shares sold	39,182
Interest receivable	6,544,122
Other assets	24,508
Total assets	662,921,332
Liabilities
Payable for investments purchased — when-issued securities	4,602,013
Payable for Fund shares redeemed	481,879
Distributions payable	256,471
Accrued management fee	182,373
Accrued Trustees' fees	6,013
Other accrued expenses and payables	401,423
Total liabilities	5,930,172
Net assets, at value	$ 656,991,160
Net Assets Consist of
Distributable earnings (loss)	59,863,692
Paid-in capital	597,127,468
Net assets, at value	$ 656,991,160
The accompanying notes are an integral part of the financial statements.
26	|	DWS California Tax-Free Income Fund

Statement of Assets and Liabilities as of August 31, 2021 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($337,157,183 ÷ 44,091,728 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.65
Maximum offering price per share (100 ÷ 97.25 of $7.65)	$ 7.87
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($8,557,440 ÷ 1,126,630 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.60
Class S
Net Asset Value, offering and redemption price per share ($299,381,216 ÷ 39,228,869 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.63
Institutional Class
Net Asset Value, offering and redemption price per share ($11,895,321 ÷ 1,559,274 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.63
The accompanying notes are an integral part of the financial statements.
DWS California Tax-Free Income Fund	|	27

Statement of Operations
for the year ended August 31, 2021

Investment Income
Income:
Interest	$ 21,750,297
Expenses:
Management fee	2,922,645
Administration fee	657,670
Services to shareholders	713,096
Distribution and service fees	931,094
Custodian fee	8,633
Professional fees	112,781
Reports to shareholders	34,462
Registration fees	61,564
Trustees' fees and expenses	21,891
Other	38,233
Total expenses before expense reductions	5,502,069
Expense reductions	(861,566)
Total expenses after expense reductions	4,640,503
Net investment income	17,109,794
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	7,015,176
Change in net unrealized appreciation (depreciation) on investments	6,189,408
Net gain (loss)	13,204,584
Net increase (decrease) in net assets resulting from operations	$ 30,314,378
The accompanying notes are an integral part of the financial statements.
28	|	DWS California Tax-Free Income Fund

Statements of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 17,109,794	$ 21,183,552
Net realized gain (loss)	7,015,176	7,171,531
Change in net unrealized appreciation (depreciation)	6,189,408	(23,896,449)
Net increase (decrease) in net assets resulting from operations	30,314,378	4,458,634
Distributions to shareholders:
Class A	(11,309,334)	(12,877,485)
Class C	(368,603)	(636,963)
Class S	(11,082,740)	(13,745,201)
Institutional Class*	(195,135)	—
Total distributions	(22,955,812)	(27,259,649)
Fund share transactions:
Proceeds from shares sold	70,758,615	58,925,440
Reinvestment of distributions	20,629,776	24,431,395
Payments for shares redeemed	(133,924,237)	(171,119,735)
Net increase (decrease) in net assets from Fund share transactions	(42,535,846)	(87,762,900)
Increase (decrease) in net assets	(35,177,280)	(110,563,915)
Net assets at beginning of period	692,168,440	802,732,355
Net assets at end of period	$ 656,991,160	$ 692,168,440
*	For the period from December 1, 2020 (commencement of operations of Institutional Class) through August 31, 2021.

The accompanying notes are an integral part of the financial statements.
DWS California Tax-Free Income Fund	|	29

Financial Highlights
DWS California Tax-Free Income Fund — Class A
	Years Ended August 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$7.56	$7.77	$7.41	$7.62	$7.87
Income (loss) from investment operations:
Net investment income[a]	.18	.21	.22	.22	.24
Net realized and unrealized gain (loss)	.16	(.15)	.36	(.21)	(.25)
Total from investment operations	.34	.06	.58	.01	(.01)
Less distributions from:
Net investment income	(.18)	(.21)	(.22)	(.22)	(.24)
Net realized gains	(.07)	(.06)	(.00) *	(.00) *	(.00) *
Total distributions	(.25)	(.27)	(.22)	(.22)	(.24)
Net asset value, end of period	$7.65	$7.56	$7.77	$7.41	$7.62
Total Return (%)[b,c]	4.56	.79	8.05	.12	(.05)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	337	352	381	411	475
Ratio of expenses before expense reductions (including interest expense) (%)	.87	.87	.88 [d]	.87 [d]	.89 [d]
Ratio of expenses after expense reductions (including interest expense) (%)	.79	.78	.80 [d]	.84 [d]	.86 [d]
Ratio of expenses after expense reductions (excluding interest expense) (%)	.79	.78	.79	.82	.83
Ratio of net investment income (%)	2.42	2.76	3.01	2.91	3.18
Portfolio turnover rate (%)	41	57	48	39	49
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
30	|	DWS California Tax-Free Income Fund

DWS California Tax-Free Income Fund — Class C
	Years Ended August 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$7.51	$7.72	$7.37	$7.57	$7.81
Income (loss) from investment operations:
Net investment income[a]	.13	.15	.17	.16	.18
Net realized and unrealized gain (loss)	.16	(.15)	.35	(.20)	(.24)
Total from investment operations	.29	—	.52	(.04)	(.06)
Less distributions from:
Net investment income	(.13)	(.15)	(.17)	(.16)	(.18)
Net realized gains	(.07)	(.06)	(.00) *	(.00) *	(.00) *
Total distributions	(.20)	(.21)	(.17)	(.16)	(.18)
Net asset value, end of period	$7.60	$7.51	$7.72	$7.37	$7.57
Total Return (%)[b,c]	3.79	.02	7.13	(.51)	(.69)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	18	26	34	43
Ratio of expenses before expense reductions (including interest expense) (%)	1.63	1.64	1.65 [d]	1.65 [d]	1.67 [d]
Ratio of expenses after expense reductions (including interest expense) (%)	1.54	1.53	1.55 [d]	1.59 [d]	1.61 [d]
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.54	1.53	1.54	1.57	1.58
Ratio of net investment income (%)	1.69	2.01	2.26	2.16	2.43
Portfolio turnover rate (%)	41	57	48	39	49
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
DWS California Tax-Free Income Fund	|	31

DWS California Tax-Free Income Fund — Class S
	Years Ended August 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$7.55	$7.75	$7.40	$7.60	$7.85
Income (loss) from investment operations:
Net investment income[a]	.20	.23	.24	.24	.26
Net realized and unrealized gain (loss)	.15	(.14)	.35	(.20)	(.25)
Total from investment operations	.35	.09	.59	.04	.01
Less distributions from:
Net investment income	(.20)	(.23)	(.24)	(.24)	(.26)
Net realized gains	(.07)	(.06)	(.00) *	(.00) *	(.00) *
Total distributions	(.27)	(.29)	(.24)	(.24)	(.26)
Net asset value, end of period	$7.63	$7.55	$7.75	$7.40	$7.60
Total Return (%)[b]	4.68	1.17	8.19	.50	.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	299	323	396	456	487
Ratio of expenses before expense reductions (including interest expense) (%)	.72	.73	.74 [c]	.76 [c]	.76 [c]
Ratio of expenses after expense reductions (including interest expense) (%)	.54	.53	.55 [c]	.59 [c]	.61 [c]
Ratio of expenses after expense reductions (excluding interest expense) (%)	.54	.53	.54	.57	.58
Ratio of net investment income (%)	2.67	3.01	3.26	3.16	3.42
Portfolio turnover rate (%)	41	57	48	39	49
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
32	|	DWS California Tax-Free Income Fund

DWS California Tax-Free Income Fund — Institutional Class
Period Ended
8/31/21 [a]
Selected Per Share Data
Net asset value, beginning of period	$7.62
Income (loss) from investment operations:
Net investment income[b]	.15
Net realized and unrealized gain (loss)	.08
Total from investment operations	.23
Less distributions from:
Net investment income	(.15)
Net realized gains	(.07)
Total distributions	(.22)
Net asset value, end of period	$7.63
Total Return (%)[c]	2.99 *
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12
Ratio of expenses before expense reductions (%)	.70 **
Ratio of expenses after expense reductions (%)	.54 **
Ratio of net investment income (%)	2.62 **
Portfolio turnover rate (%)	41 [d]
[a]	For the period from December 1, 2020 (commencement of operations) to August 31, 2021.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Represents the Fund’s portfolio turnover rate for the year ended August 31, 2021.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
DWS California Tax-Free Income Fund	|	33

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS California Tax-Free Income Fund (the “Fund” ) is a diversified series of Deutsche DWS State Tax-Free Income Series (the “Series” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares commenced operations on December 1, 2020. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
34	|	DWS California Tax-Free Income Fund

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Inverse Floaters. The Fund may invest in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate long-term municipal
DWS California Tax-Free Income Fund	|	35

bond into a special purpose Tender Offer Bond trust (the “TOB Trust” ). In turn the TOB Trust issues a short-term floating rate note and an inverse floater. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond’s par amount and is sold to a third party, usually a tax-exempt money market fund. The Fund receives the proceeds from the sale of the short-term floating rate note and uses the cash proceeds to make additional investments. The short-term floating rate note represents leverage to the Fund. The Fund, as the holder of the inverse floater, has full exposure to any increase or decrease in the value of the underlying bond. The income stream from the underlying bond in the TOB Trust is divided between the floating rate note and the inverse floater. The inverse floater earns all of the interest from the underlying long-term fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the TOB Trust. The floating rate notes issued by the TOB Trust are valued at cost, which approximates fair value.
By holding the inverse floater, the Fund has the right to collapse the TOB Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions, if any, as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption “Payable for floating rate notes issued”  in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the TOB Trust are included in “Interest expense and fees on floating rate notes issued”  in the Statement of Operations.
The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the TOB Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the TOB Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund’s inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The TOB Trust could be terminated outside of the Fund’s control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.
The fund did not invest in inverse floaters during the period.
36	|	DWS California Tax-Free Income Fund

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.
Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.
The Fund has reviewed the tax positions for the open tax years as of August 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
DWS California Tax-Free Income Fund	|	37

At August 31, 2021, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed tax-exempt income	$ 1,244,749
Undistributed ordinary income*	$ 725,416
Undistributed long-term capital gains	$ 6,203,877
Net unrealized appreciation (depreciation) on investments	$ 51,946,121
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
At August 31, 2021, the aggregate cost of investments for federal income tax purposes was $603,628,363. The net unrealized appreciation for all investments based on tax cost was $51,946,121. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $52,173,617 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $227,496.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
Years Ended August 31,
	2021	2020
Distributions from tax-exempt income	$ 17,038,163	$ 21,585,902
Distributions from ordinary income*	$ 63,029	$ 99,265
Distributions from long-term capital gains	$ 5,854,620	$ 5,574,482
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Series arising in connection with a specific fund are allocated to that fund. Other Series expenses which cannot be directly attributed to a fund are apportioned among the funds in the Series based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from
38	|	DWS California Tax-Free Income Fund

investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.
B.	Purchases and Sales of Securities
During the year ended August 31, 2021, purchases and sales of investment securities (excluding short-term investments) aggregated $275,792,591 and $321,067,153, respectively.
C.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.45%
Next $750 million of such net assets	.42%
Next $1.5 billion of such net assets	.40%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.35%
Next $2.5 billion of such net assets	.33%
Next $2.5 billion of such net assets	.31%
Over $12.5 billion of such net assets	.30%
Accordingly, for the year ended August 31, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.431% of the Fund’s average daily net assets.
Effective October 1, 2021, under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the
DWS California Tax-Free Income Fund	|	39

average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund’s average daily net assets	.40%
Next $750 million of such net assets	.37%
Next $1.5 billion of such net assets	.35%
Next $2.5 billion of such net assets	.33%
Next $2.5 billion of such net assets	.30%
Next $2.5 billion of such net assets	.28%
Next $2.5 billion of such net assets	.26%
Over $12.5 billion of such net assets	.25%
For the period from September 1, 2020 through November 30, 2020, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of certain classes as follows:
Class A	.78%
Class C	1.53%
Class S	.53%
For the period from December 1, 2020 through September 30, 2021, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.79%
Class C	1.54%
Class S	.54%
Institutional Class	.54%
Effective October 1, 2021 through November 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary
40	|	DWS California Tax-Free Income Fund

expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.76%
Class C	1.51%
Class S	.51%
Institutional Class	.51%
For the year ended August 31, 2021 and for the period from December 1, 2020 (commencement of operations) to August 31, 2021 for Institutional Class shares, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 273,784
Class C	12,530
Class S	563,575
Institutional Class	11,677
$ 861,566
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2021, the Administration Fee was $657,670, of which $54,499 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2021 and for the period from December 1, 2020 (commencement of operations) to
DWS California Tax-Free Income Fund	|	41

August 31, 2021 for Institutional Class shares, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at August 31, 2021
Class A	$ 21,306	$ 3,637
Class C	383	60
Class S	21,521	3,620
Institutional Class	58	14
	$ 43,268	$ 7,331
In addition, for the year ended August 31, 2021 and for the period from December 1, 2020 (commencement of operations) to August 31, 2021 for Institutional Class shares, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 201,031
Class C	7,505
Class S	436,182
Institutional Class	9,413
$ 654,131
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2021, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at August 31, 2021
Class C	$ 101,516	$ 5,591
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder
42	|	DWS California Tax-Free Income Fund

accounts the firms service. For the year ended August 31, 2021, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at August 31, 2021	Annual Rate
Class A	$ 795,921	$ 131,499.23%
Class C	33,657	3,727.25%
	$ 829,578	$ 135,226
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. There were no underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2021.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2021, the CDSC for Class C shares aggregated $224. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2021, DDI received $895 for Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended August 31, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,830, of which $452 is unpaid.
Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers or common trustees. During the year ended August 31, 2021, the Fund engaged in securities purchases of $111,895,000 and securities sales of $130,855,000 with a net gain (loss) on securities sales of $0, with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.
D.	Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of
DWS California Tax-Free Income Fund	|	43

the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2021.
E.	Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended August 31, 2021		Year Ended August 31, 2020
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,261,977	$ 17,231,152	2,887,497	$ 22,042,962
Class C	61,175	460,695	103,928	788,650
Class S	4,909,479	37,237,292	4,782,729	36,093,828
Institutional Class*	2,092,450	15,829,476	—	—
		$ 70,758,615		$ 58,925,440
Shares issued to shareholders in reinvestment of distributions
Class A	1,346,944	$ 10,233,910	1,530,052	$ 11,602,667
Class C	47,598	358,858	74,795	563,829
Class S	1,298,289	9,846,786	1,620,003	12,264,899
Institutional Class*	25,015	190,222	—	—
		$ 20,629,776		$ 24,431,395
Shares redeemed
Class A	(6,041,384)	$ (46,002,888)	(6,992,078)	$ (52,713,660)
Class C	(1,324,559)	(10,009,367)	(1,156,657)	(8,652,642)
Class S	(9,717,157)	(73,681,640)	(14,683,525)	(109,753,433)
Institutional Class*	(558,191)	(4,230,342)	—	—
		$ (133,924,237)		$ (171,119,735)
44	|	DWS California Tax-Free Income Fund

	Year Ended August 31, 2021		Year Ended August 31, 2020
	Shares	Dollars	Shares	Dollars
Net increase (decrease)
Class A	(2,432,463)	$ (18,537,826)	(2,574,529)	$ (19,068,031)
Class C	(1,215,786)	(9,189,814)	(977,934)	(7,300,163)
Class S	(3,509,389)	(26,597,562)	(8,280,793)	(61,394,706)
Institutional Class*	1,559,274	11,789,356	—	—
		$ (42,535,846)		$ (87,762,900)
*	For the period from December 1, 2020 (commencement of operations of Institutional Class) through August 31, 2021.
F.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.
DWS California Tax-Free Income Fund	|	45

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS State Tax-Free Income Series and Shareholders of DWS California Tax-Free Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS California Tax-Free Income Fund (the “Fund” ) (one of the funds constituting Deutsche DWS State Tax-Free Income Series) (the “Trust” ), including the investment portfolio, as of August 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS State Tax-Free Income Series) at August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
46	|	DWS California Tax-Free Income Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
October 25, 2021
DWS California Tax-Free Income Fund	|	47

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2021 to August 31, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.
48	|	DWS California Tax-Free Income Fund

Expenses and Value of a $1,000 Investment
For the six months ended August 31, 2021 (Unaudited)

Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/21	$1,030.60	$1,026.80	$1,031.90	$1,032.00
Expenses Paid per $1,000*	$ 4.04	$ 7.87	$ 2.77	$ 2.77
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/21	$1,021.22	$1,017.44	$1,022.48	$1,022.48
Expenses Paid per $1,000*	$ 4.02	$ 7.83	$ 2.75	$ 2.75
*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS California Tax-Free Income Fund	.79%	1.54%	.54%	.54%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information	(Unaudited)
The Fund paid distributions of $0.07 per share from net long-term capital gains during its year ended August 31, 2021.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $6,898,000 as capital gain dividends for its year ended August 31, 2021.
Of the dividends paid from net investment income for the taxable year ended August 31, 2021, 100% are designated as exempt interest dividends for federal income tax purposes.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.
DWS California Tax-Free Income Fund	|	49

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS California Tax-Free Income Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2020.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s
50	|	DWS California Tax-Free Income Fund

shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three-, and five-year periods ended December 31, 2019. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted that, effective December 1, 2019, a change was made to the Fund’s investment strategy, allowing it to invest up to 20% of its total assets in municipal high yield
DWS California Tax-Free Income Fund	|	51

debt securities rated grade “BB/Ba”  and below. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits
52	|	DWS California Tax-Free Income Fund

attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
DWS California Tax-Free Income Fund	|	53

The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order” ). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
54	|	DWS California Tax-Free Income Fund

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	72	—
DWS California Tax-Free Income Fund	|	55

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	72	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	72	—
56	|	DWS California Tax-Free Income Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	72	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	72	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	72	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	72	—
DWS California Tax-Free Income Fund	|	57

Officers3

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[4]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[5] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[6] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[7] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[6] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[6] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[6] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[6] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
58	|	DWS California Tax-Free Income Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[4]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[6] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[5] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	DWS Americas Head of Anti-Financial Crime and AML Officer, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021.); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[4]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[5]	Address: 875 Third Avenue, New York, NY 10022.
[6]	Address: 100 Summer Street, Boston, MA 02110.
[7]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
DWS California Tax-Free Income Fund	|	59

Account Management Resources
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
60	|	DWS California Tax-Free Income Fund

Investment Management	DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor” ), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.
DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KCTAX	KCTCX	SDCSX	DCLIX
CUSIP Number	25158X 104	25158X 302	25158X 401	25158X 815
Fund Number	9	309	2409	1499
DWS California Tax-Free Income Fund	|	61

Notes

Notes

222 South Riverside Plaza
Chicago, IL 60606-5808
DCATF-2
(R-023985-11 10/21)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS California Tax-Free Income Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2021	$52,433	$0	$7,880	$0
2020	$52,433	$0	$7,880	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2021	$0	$487,049	$0
2020	$0	$625,431	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2021	$7,880	$487,049	$0	$494,929
2020	$7,880	$625,431	$0	$633,311

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2020 and 2021 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS California Tax-Free Income Fund, a series of Deutsche DWS State Tax-Free Income Series

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/29/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	10/29/2021

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	10/29/2021